UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 25, 2023

Date of Report (Date of earliest event reported)

PhenomeX Inc.

(Exact name of registrant as specified in its charter)

Delaware	35-2415390
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

001-39388

(Commission File Number)

5858 Horton Street, Suite 320
Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

(510) 858-2855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00005 par value	CELL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote Security Holders.

On May 25, 2023, PhenomeX Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) virtually via the Internet. Only stockholders of record at the close of business on March 30, 2023, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 98,744,915 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 70,548,876 shares of the Company’s common stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 14, 2023 (the “Proxy Statement”).

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected. The results of the vote were as follows:

Class II Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
John Chiminski	46,358,259	10,346,723	13,843,894
Peter Silvester	54,368,487	2,336,495	13,843,894

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
70,334,798	164,843	49,235

Proposal No. 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis the compensation of the Company’s named executive officers, as described in more detail in the Proxy Statement. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,913,384	6,389,529	402,069	13,843,894

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	PhenomeX Inc.

	By:	/s/ Scott Chaplin
Scott Chaplin
Chief Legal Officer